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                                                                   EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of T/R Systems, Inc. on Form S-8 of our report dated March 10, 2000 appearing in the Annual Report on Form 10-K of T/R Systems, Inc. for the fiscal year ended January 31, 2000.






/s/ Deloitte & Touche LLP
--------------------------------
DELOITTE & TOUCHE LLP


May 12, 2000


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